Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2016
Net Income Per Share
Schedule of computation of basic and diluted net income per share

	For the year ended December 31,
	2014	2015	2016
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	4,756,623	6,735,108	11,604,520

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,264,450	3,284,382	3,281,729
Dilutive effect of employee stock options and restricted share units	12,599	20,831	25,380

Weighted average number of ordinary shares outstanding, diluted	3,277,049	3,305,213	3,307,109

Net income per share, basic (RMB)	1.46	2.05	3.54

Net income per share, diluted (RMB)	1.45	2.04	3.51